UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8-K/A

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

         Date of Report (Date of earliest event reported) March 17, 2003

             (Exact name of registrant as specified in its charter)
                                DST Systems, Inc.

            (State or other       (Commission       (I.R.S. Employer
              jurisdiction        File Number)     Identification No.)
             of incorporation)

                Delaware            1-14036             43-1581814

                333 West 11th Street, Kansas City, Missouri 64105
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (816) 435-6851

                                 Not Applicable
         (Former name or former address, if changed since last report.)


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            FIFTH AMENDMENT AND RESTATEMENT TO CAUTIONARY STATEMENTS
                                    FORM 8-K
                                DST SYSTEMS, INC.

ITEM 1 CHANGES IN CONTROL OF REGISTRANT
Not applicable.

ITEM 2  ACQUISITION OR DISPOSITION OF ASSETS
Not applicable.

ITEM 3  BANKRUPTCY OR RECEIVERSHIP
Not applicable.

ITEM 4  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
Not applicable.

ITEM 5  OTHER EVENTS
In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, DST Systems, Inc. (the "Company") is hereby amending and restating its Form 8-K dated March 15, 1996, amended and restated April 13, 1998, August 4, 1998, March 25, 1999 and March 19, 2002 setting forth certain cautionary statements identifying important factors that either individually or in combination with other factors could cause the Company's actual operating results to differ materially from those projected in forward-looking statements, whether oral or written, concerning the Company and made by, or on behalf of, the Company.

ITEM 6  RESIGNATIONS OF REGISTRANT'S DIRECTORS
Not applicable.

ITEM 7  FINANCIAL STATEMENTS AND EXHIBITS
Cautionary statements for purposes of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 are attached hereto as Restated and Amended Exhibit 99.

ITEM 8  CHANGE IN FISCAL YEAR
Not applicable.

ITEM 9  REGULATION FD DISCLOSURE
Not applicable.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DST Systems, Inc.
                                    /s/ Gregg Wm. Givens
                                    Vice President and Chief Accounting Officer

Date:  March 17, 2003

                              Restated and Amended
                                   Exhibit 99

                  CAUTIONARY STATEMENTS AS AMENDED AND RESTATED
             MARCH 17, 2003 WITH RESPECT TO FORWARD-LOOKING COMMENTS FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES
                          LITIGATION REFORM ACT OF 1995

         DST Systems, Inc. (the "Company") desires to take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and is filing this Form 8-K/A in order to do so. The Company or others on behalf of the Company may make from time to time (whether orally or in writing) forward-looking comments or statements concerning potential future events, including but not limited to the results of the Company's operations. Such forward-looking statements are based upon assumptions by the Company's management at the time the statements are made, including assumptions about risks and uncertainties faced by the Company. If any of management's assumptions prove incorrect or unanticipated circumstances arise, the actual results could differ materially from those anticipated by such forward-looking statements. The differences could be caused by a number of factors or combinations of factors including, but not limited to, those factors set forth below. Persons hearing or reading such forward-looking comments should consider carefully the following factors, in addition to the other information contained in the Company's public documents, when evaluating such forward-looking comments. The Company does not currently intend to update any forward-looking statement made or published to reflect events or developments occurring after the making or publishing of such statement.

Dependence on Certain Industries

         The Company derives a substantial proportion of its consolidated revenues from the delivery of services and products to clients that are publicly traded corporations, mutual funds, investment managers, insurance companies, banks, brokers, or financial planners or are in the video/broadband, direct broadcast satellite, wire-line, wireless and cellular, debt protection, Internet protocol telephony, Internet, utility and other businesses. Consolidations which would decrease the number of potential clients in such businesses, events which would reduce the rate of growth in or negatively impact such businesses, or significant declines in the number of accounts or subscribers serviced by clients in such businesses could have a material adverse effect on the financial condition and results of operations of the Company.

Development of Technology for Use by Acquired Company

         On March 30, 2001, the Company acquired a controlling interest in EquiServe Limited Partnership, a corporate stock transfer agent that provides services principally to publicly held corporations. On August 1, 2001, the Company purchased the remaining interest in the business, and EquiServe, Inc. ("EquiServe") is now a wholly owned subsidiary of the Company. The Company is implementing and enhancing a new stock transfer system ("Fairway") that will replace the existing systems used to maintain corporate stock transfer records. Success of the acquisition is dependent in part on successful completion of Fairway, successful conversion of all accounts from the existing systems to Fairway, and integration of other Company technology and infrastructure to support EquiServe operations. The failure to successfully complete Fairway development, successfully convert the existing client base to Fairway, or successfully integrate Company technology and infrastructure to support EquiServe could have a material adverse effect on the financial condition and results of operations of the Company.

Impact of Technological and Market Changes

         The Company's clients use computer technology-based products and services in the complex and rapidly changing markets in which they operate. The technology available to the Company's clients, such as methods for the electronic dissemination of documents, is expanding. The Company's future success depends in part on its ability to continue to develop and adapt its technology, on a timely and cost effective basis, to meet clients' needs and demands for the latest technology. There can be no assurance that the Company will be able to respond adequately and in advance of its competitors to these technological demands or that more advanced technology, including technology for the electronic dissemination of documents, will not reduce or replace the needs for certain of the Company's products and services.

         Similarly, certain of the Company's clients provide services related to communications devices and/or the communications industry. The communications industry, and wireless communication devices in particular, are rapidly evolving. The future success of the Company's business of providing administrative services to clients in the communications industry depends in part on the Company's ability to continue to develop and adapt its services, on a timely and cost effective basis, to meet clients' needs and demands for administrative services appropriate to the latest communications technology.

         The Company has expended considerable funds to develop products to serve new and rapidly changing markets. If such markets grow or converge more slowly than anticipated or the Company's products and services fail to achieve market acceptance, there could be a material adverse effect on the financial condition and results of operations of the Company.

         The Company significantly invests in available-for-sale equity securities of other companies. The value of such securities depends on the market for such securities and on changes in the markets in which such other companies operate.

Reliance on Facilities

         The Company's processing services are primarily dependent on facilities housing central computer operations or in which information, image or bill and statement processing occur. The Company's mutual fund full service, corporate stock transfer, and insurance, warranty and debt protection administrative service businesses are dependent on call centers in various locations. The Company owns, leases and manages real estate. A natural disaster, terrorist act, or other calamity that causes long-term damage to the Company's facilities, or economic or other events impacting the real estate markets in which the Company owns, leases or manages real estate, could have a material adverse effect on the financial condition and results of operation of the Company.

Reliance on Insurers

         Currently, the Company's business of providing administrative services in connection with the insurance, warranty, and debt protection services of its clients significantly depends upon its business relationships with one or more insurance companies that provide coverage necessary for the clients' products and services. Termination of the business relationships with such insurance companies could have a material adverse effect on the financial condition and results of operations of the Company if the Company were unable to arrange alternative sources of coverage.

Importance of Key Personnel

         The Company's operations and the continuing implementation of its business strategy depend upon the efforts of its technical personnel and senior management. Recruiting and retaining capable personnel, particularly those with expertise in the types of computer hardware and software utilized by the Company, are vital to the Company's success. There is substantial competition for qualified technical and management personnel, and there can be no assurance that the Company will be able to attract or keep the qualified personnel it requires. The loss of key personnel or the failure to hire qualified personnel could have a material adverse effect on the financial condition and results of operations of the Company.

Lack of Control of Joint Ventures

         The Company's business strategy for growth and expansion includes reliance on joint ventures. The Company derives part of its net income from its pro rata share in the earnings of these unconsolidated companies. Although the Company owns significant equity interests in such companies and has representation on their Boards of Directors or governance structures, the Company is not in a position to exercise control over their operations, strategies or financial decisions without the concurrence of its equity partners. The Company's equity interests in Boston Financial Data Services, Inc. ("BFDS"), Argus Health Systems, Inc., and International Financial Data Services Limited Partnership and International Financial Data Services Limited (collectively, "IFDS") are subject to contractual buy/sell arrangements that may restrict the Company's ability to fully dispose of its interest in these companies and that under certain circumstances permit such companies to purchase the Company's interest.

         The other parties to the Company's current and future joint venture arrangements may at any time have economic, business or legal interests or goals that are inconsistent with those of the joint venture or of the Company. In addition, if such other parties were unable to meet their economic or other obligations to such ventures, it could, depending upon the nature of such obligations, adversely affect the financial condition and results of operations of the Company.

Influence by Current Stockholder

         Janus Capital Group Inc. ("JCG") currently owns approximately 33.2 percent of the outstanding common stock of the Company. In addition JCG and certain JCG affiliates are generally exempted from the restrictions in the Company's stockholders' rights plan until such time as the ownership of JCG or certain JCG affiliates drops below certain levels. As a result, JCG may be able to influence matters affecting the Company, including matters submitted to a vote of the Company's stockholders, such as the election of directors and the approval of corporate transactions.

Significant Competition from Other Providers

         The Company and its subsidiaries and joint ventures encounter significant competition for the Company's services and products from other third-party providers of similar services and products and from potential clients who have chosen not to outsource certain services the Company could provide. The Company's ability to compete effectively depends, in part, on the availability of capital and other resources, and some of these competitors have greater resources and greater access to capital than the Company. The Company also competes for shareowner accounting services with brokerage firms that perform sub-accounting services for the brokerage firms' customers who purchase or sell shares of mutual funds for which the Company serves as transfer agent. Such brokerage firms maintain only an "omnibus" account with the Company representing the aggregate number of shares of a mutual fund owned by the brokerage firms' customers, thus resulting in fewer mutual fund shareowner accounts being maintained by the Company. Any of these events could have a material adverse effect on the financial condition and results of operations, including gross profit margins, of the Company. In addition, competitive factors could influence or alter the Company's overall revenue mix between the various business segments.

Regulation

         As registered transfer agents, the Company, its subsidiary EquiServe, its indirect subsidiary EquiServe Trust Company, N.A. ("EquiServe Trust"), its joint venture BFDS and BFDS' subsidiary National Financial Data Services, Inc. (collectively, "Domestic Transfer Agent Businesses") are subject to the Securities Exchange Act of 1934, as amended (the "Exchange Act") and to the rules and regulations of the Securities and Exchange Commission ("SEC") under the Exchange Act which require them to register with the SEC and which impose on them recordkeeping and reporting requirements. Certain of the operations and records of the Domestic Transfer Agent Businesses are subject to examination by the SEC and, as providers of services to financial institutions, to examination by bank and thrift regulatory agencies. In connection with its transfer agency business, EquiServe Trust serves as a limited purpose trust company subject to regulation of the Office of the Comptroller of the Currency. In addition, companies wholly-owned by IFDS ("IFDS Transfer Agent Businesses") are subject to regulation of similar regulatory agencies in other countries. Any of the Domestic Transfer Agent Businesses or IFDS Transfer Agent Businesses could have its regulatory authorizations suspended or revoked if it were to materially violate applicable regulations, which could have an adverse effect on the financial condition and results of operations of the Company.

         Similarly, certain of the Company's subsidiaries involved in the business of providing administrative services in connection with insurance and warranty products are licensed insurance agencies or licensed or registered service warranty providers and, as such, are subject to applicable state insurance and service warranty laws and to related rules and regulations. These laws and regulations impose on them recordkeeping, reporting, financial, and other requirements and generally regulate the conduct of regulated business operations. In the event any of the subsidiaries materially violate any of these applicable laws or regulations, their regulatory authorizations could be suspended or revoked, which could have a material adverse effect on the financial condition and results of operations of the Company.

         The Company's existing and potential clients are subject to extensive regulation, and certain of the Company's revenue opportunities may depend on continued deregulation in the world-wide communications industry. Certain of the Company's clients are subject to regulations governing the privacy and use of the customer information that is collected and managed by the Company's products and services. Regulatory changes that adversely affect the Company's existing and potential clients could have a material adverse effect on the financial condition and results of operations of the Company.

Interest Earnings as a Portion of Revenue

         The Company's transfer agent businesses derive a certain amount of service revenue from investment earnings related to cash balances maintained in transfer agency customer bank accounts. The balances maintained in the bank accounts are subject to fluctuation. A change in interest rates could have a material adverse effect on the financial condition and results of operations of the Company.

Anti-Takeover Considerations

         Some provisions of the Company's Certificate of Incorporation could make it more difficult for a third party to acquire control of the Company, even if the change of control would be beneficial to certain stockholders. The Company has also adopted a stockholders' rights plan which could delay, deter or prevent a change in control of the Company. A few of the Company's client agreements allow the client to terminate its agreement or to obtain rights to use the Company's software used in processing the client's data in the event of an acquisition or change of control of the Company. In the event of a change in control of the Company (as defined in the applicable plan or agreement), vesting of awards (including stock options) under the Company's Stock Option and Performance Award Plan will be automatically accelerated, certain limited rights related to such options will become exercisable, and employment continuation provisions will apply under the employment agreements of certain executive officers. Certain of the Company's joint venture agreements allow other parties to the joint venture to buy the Company's joint venture interests in the event of a change of control of the Company.


Non-U.S. Operations

         Consolidated revenues from the Company's subsidiaries in Canada, Europe and elsewhere outside the U.S. account for a percentage of the Company's revenues. The Company's current and proposed international business activities are subject to certain inherent risks, including but not limited to, specific country, regional or global economic conditions, exchange rate fluctuation and its impact on liquidity, change in the national priorities of any given country, and cultural differences. There can be no assurance that such risks will not have a material adverse effect on the Company's future international sales and, consequently, the Company's financial condition and results of operations.

Variability of Quarterly Operating Results

         The Company's quarterly and annual operating results may fluctuate from quarter to quarter and year to year depending on various factors, including but not limited to the impact of significant start-up costs associated with initiating the delivery of contracted services to new clients, the hiring of additional staff, new product development and other expenses, introduction of new products by competitors, pricing pressures, the evolving and unpredictable nature of the markets in which the Company's products and services are sold, and general economic conditions.

Client Failure to Renew or Utilize Contracts

         Substantially all of the Company's revenue is derived from the sale of services or products under long-term contracts with its clients. The Company does not have the unilateral option to extend the terms of such contracts upon their expiration. Certain of the Company's service agreements contain "termination for convenience" clauses that enable clients to cancel the agreements by providing written notice to the Company a specified number of days prior to the desired termination date. Such clauses are sometimes coupled with a requirement for payment by the client of a fee in the event of termination for convenience. The failure of clients to renew contracts, a reduction in usage by clients under any contracts or the cancellation of contracts could have a material adverse effect on the Company's financial condition and results of operations.

Dependence on Proprietary Technology

         The Company relies on a combination of patent, trade secret and copyright laws, nondisclosure agreements, and other contractual and technical measures to protect its proprietary technology. There can be no assurance that these provisions will be adequate to protect its proprietary rights. There can be no assurance that third parties will not assert infringement claims against the Company or the Company's clients or that such claims, if brought, would not have a material adverse effect on the financial condition and results of operations of the Company.

Security of Proprietary Customer Information

         The Company's business involves the electronic recordkeeping of proprietary information of the Company's customers, and of the clients of such customers. The Company maintains systems and procedures to protect against unauthorized access to such information and against computer viruses ("Security Systems"), and there is no guarantee that the Security Systems are adequate to protect against all security breaches. Rapid advances in technology make it impossible to anticipate or be prepared to address all potential security threats. A material breach of Security Systems could cause the Company's customers to reconsider use of the Company's services and products, affect the Company's reputation, or otherwise have a material adverse effect on the Company's financial condition and results of operations.

Miscellaneous

         In addition to the factors noted above, there may be other factors that cause any forward-looking comment to become inaccurate. One such factor is litigation and claims involving the Company, including routine litigation and claims involving transfer agency operations in which the plaintiffs or claimants allege that errors or delays in transaction processing cause damages based on factors such as unfavorable changes in the market value of securities processed and including class action claims based upon various regulatory rules and consumer protection statutes with respect to which class action plaintiffs may attempt to assert private rights of action. Other factors include, but are not limited to, accounting or other fraud that may occur with respect to the financial statements or business of a financial service provider or other client of the Company; changes in management strategies; changes in lines of business or markets; failure of anticipated opportunities to materialize; changes in the cost of necessary supplies; and changes in the economic, political or regulatory environments in the United States and/or the other countries where the Company now competes or may compete in the future.